SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) January 25, 2005

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02. Results of Operations and Financial Condition.

AMERISERV FINANCIAL Inc. (the "Registrant") reports fourth quarter and full year 2004 financial results.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated January 25, 2005 reporting fourth quarter and full year 2004 financial results.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: January 25, 2005

Exhibit 99.1

Jeffrey A. Stopko

    January 25, 2005

Senior Vice President &

Chief Financial Officer

(814)-533-5310

AMERISERV FINANCIAL REPORTS FOURTH QUARTER AND FULL YEAR 2004 FINANCIAL RESULTS

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV), as expected, reported a loss of $10.9 million or ($0.63) per diluted share for the fourth quarter of 2004 compared to net income of $180,000 or $0.01 per diluted share for the fourth quarter of 2003.  For the full year 2004, the Company reported a net loss of $9.7 million or ($0.66) per diluted share compared to net income of $549,000 or $0.04 per diluted share for the 2003 year.   The following table highlights the Company’s financial performance for both the quarters and years ended December 31, 2004 and 2003:

	Fourth Quarter 2004	Fourth Quarter 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
Net income (loss)	($10,941,000)	$180,000	($9,719,000)	$549,000
Diluted earnings per share	(0.63)	0.01	(0.66)	0.04

The previously announced successful completion of a $25.8 million private placement common stock offering provided the Company with the capital necessary to execute a series of transactions in the fourth quarter of 2004 which were designed to eliminate or substantially reduce structural impediments that were negatively impacting the Company’s earnings growth.  These transactions and their related impact on fourth quarter earnings were as follows:  1) The Company retired $125 million in Federal Home Loan Bank (FHLB) borrowings that had a cost of approximately 6.0% and a 2010 maturity.  The Company incurred a $12.6 million pre-tax prepayment penalty to accomplish this transaction.  2) The Company redeemed $15.3 million of its trust preferred securities that had an 8.45% annual dividend requirement.  The Company wrote-off $476,000 of unamortized issuance costs in conjunction with this transaction which is included within other expense.  3) The Company sold all remaining mortgage servicing rights and took the necessary steps to terminate operations at Standard Mortgage Corporation in Atlanta, Georgia.  The Company incurred $820,000 of closing charges as part of a $1.1 million pre-tax loss from discontinued operations in the fourth quarter of 2004 to accomplish this transaction.  4) The Company incurred losses of $460,000 by selling $47 million of the longest duration securities in its investment portfolio.  These sales helped provide the funds needed to retire the FHLB borrowings and shortened the duration of the investment securities portfolio.  5) The Company announced the closing of its outpost branch office in Harrisburg and incurred costs of $170,000 in conjunction with this transaction which is reflected in other expense.  The execution of these transactions combined with the capital provided from the successful private placement common stock offering strengthened the Company’s balance sheet and reduced its risk profile.  At December 31, 2004, the Company’s asset leverage ratio improved to 9.20% compared to 7.58% at December 31, 2003.

Allan R. Dennison, President and Chief Executive Officer, commented on the fourth quarter 2004 results, “While there was considerable cost associated with executing these balance sheet repositioning strategies, it was absolutely necessary for the Company to take these corrective actions.  In addition to improving the future earnings power of the Company, both the Company and subsidiary bank’s capital positions have been strengthened and cash reserves have been restored at the Parent Company.  We now have more resources to continue our turnaround and fully focus on community banking.”

The Company’s provision for loan losses totaled $1,100,000 or 0.87% of total loans in the fourth quarter of 2004.  This represented an increase of $731,000 from the fourth quarter 2003 provision of $384,000 or 0.31% of total loans.  The fourth quarter 2004 provision was slightly higher than the net charge-offs for the quarter which totaled $1,076,000 or 0.84% of total loans.  For the full year 2004, the Company’s provision for loan losses totaled $1.7 million or 0.35% of total loans; a decrease of $1.2 million from the full year 2003 provision of $2.9 million or 0.56% of total loans.  Net charge-offs in 2004 totaled $3.4 million or 0.68% of total loans compared to net charge-offs of $1.2 million or 0.22% of total loans in 2003.  The higher net charge-offs in 2004 reflect $1.0 million in charge-offs in the fourth quarter on previously identified problem credits, a $914,000 charge-off realized in the third quarter as result of the successful sale of a $4.3 million non-performing asset, a $625,000 write-down of a $4.8 million loan on a personal care facility that was moved into other real estate owned in the first quarter of 2004 and subsequently sold in the third quarter, and increased charge-offs on consumer loans.

Overall however, the lower provision for loan losses in 2004 reflects improvements in asset quality most evidenced by lower levels of non-performing assets and classified loans.  Specifically, successful workout efforts caused non-performing assets to decline from $11.4 million or 2.26% of total loans at December 31, 2003 to $3.9 million or 0.75% of total loans at December 31, 2004.  The allowance for loan losses provided 254% coverage of non-performing assets at December 31, 2004 compared to 102% coverage at December 31, 2003.  The allowance for loan losses as a percentage of total loans amounted to 1.89% at December 31, 2004 compared to 2.32% at December 31, 2003.

The Company’s net interest income in the fourth quarter of 2004 decreased by $178,000 from the prior year fourth quarter and for the full year 2004 declined by $1.2 million when compared to 2003.  The fourth quarter 2004 net interest margin of 2.35% was up 14 basis points from the prior year fourth quarter and up 20 basis points from the more recent third quarter of 2004.  This improved net interest margin reflects some initial benefit from the deleverage of the higher cost borrowings during the fourth quarter of 2004.  This deleverage of the balance sheet caused a reduction in earning assets which were $92 million lower on average when compared to the fourth quarter of 2003.  It was this decline in earning assets that caused the decrease in net interest income in the fourth quarter of 2004.  The decline in net interest income for the full year 2004 also resulted from a reduced level of earning assets and a three basis point drop in the net interest margin to 2.28%.  Loan portfolio shrinkage experienced during the majority of 2003 was a predominant factor contributing to both the lower level of earning assets in 2004 and the net interest margin contraction.  The Company did however experience commercial loan growth during the latter part of the fourth quarter of 2004.  As a result of this increased commercial loan production, the December 31, 2004 total loan balance was $522 million, which was $19 million or 3.8% higher than the $503 million total at December 31, 2003.

The Company’s total non-interest income decreased by $1.1 million when the fourth quarter of 2004 is compared to the fourth quarter of 2003.  The largest factor responsible for this decline was the previously mentioned $460,000 investment security loss as compared to a $687,000 gain realized in the fourth quarter of 2003.  Total non-interest income for the full year 2004 decreased by $3.0 million when compared to 2003.   Fewer gains realized on asset sales was the primary factor responsible for the lower non-interest income in 2004.  Specifically, gains realized on the sale of investment securities dropped by $3.0 million due to the higher interest rate environment in place in 2004.  This higher rate environment in 2004 also had a negative impact on new residential mortgage origination and refinance volumes as gains realized on the sale of mortgage loans into the secondary market decreased by $281,000 in 2004.  These negative items were partially offset by a $370,000 increase in trust fees due to continued successful union-related new business development efforts and a $379,000 increase in other income as a result of a gain generated on the sale of an other real estate owned property.

The Company’s non-interest expense for both the fourth quarter and full year 2004 increased by approximately $14.1 million from the same 2003 periods.  The previously discussed special charges related to the FHLB prepayment penalty, the redemption of a portion of the trust preferred securities, and the closure of the Harrisburg branch office were the predominant factors causing the increased non-interest expense.  The remainder of the increase relates to higher salaries and benefits costs due to increased health insurance premiums, higher pension costs, and the payment of a lump sum bonus to union employees in the fourth quarter of 2004 as a result of the new collective bargaining agreement.  Expense reductions, however, were experienced in several categories including equipment expense, professional fees, and amortization of core deposit intangibles.

The Company’s fourth quarter and full year 2004 net income performance was favorably impacted by an increased income tax benefit. Specifically in 2004, the Company lowered its income tax expense by a net $600,000 due to a reduction in reserves for prior year tax contingencies.

At December 31, 2004, ASRV had total assets of $1.0 billion and shareholders’ equity of $85 million or $4.32 per share.  AmeriServ Financial, Inc., is the parent of AmeriServ Financial Bank and AmeriServ Trust & Financial Services in Johnstown, AmeriServ Associates of State College, and AmeriServ Life Insurance Company.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq NMS: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

January 25, 2005

(In thousands, except per share and ratio data)

(All quarterly and 2004 data unaudited)

2004

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income (loss)	$226	$254	$742	($10,941)	($9,719)

PERFORMANCE PERCENTAGES (annualized):
Return on average equity	1.21%	1.41%	4.21%	(54.13)%	(13.04)%
Net interest margin	2.39	2.25	2.15	2.35	2.28
Net charge-offs as a percentage of average loans	0.48	0.48	0.92	0.84	0.68
Loan loss provision as a percentage of average loans	0.31	0.21	-	0.87	0.35
Efficiency ratio	93.83	94.80	96.89	295.04	138.03

PER COMMON SHARE:
Net income (loss):
Basic	$0.02	$0.02	$0.05	($0.64)	($0.66)
Average number of common shares outstanding	13,962,010	13,969,211	13,975,838	17,208,353	14,783,297
Diluted	0.02	0.02	0.05	(0.63)	(0.66)
Average number of common shares outstanding	14,025,836	14,023,577	14,009,952	17,234,647	14,827,931

2003

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income (loss)	$(795)	$915	$249	$180	$549

PERFORMANCE PERCENTAGES (annualized):
Return on average equity	(4.17)%	4.68%	1.31%	1.00%	0.74%
Net interest margin	2.48	2.41	2.14	2.21	2.31
Net charge-offs as a percentage of average loans	0.20	0.02	0.33	0.35	0.22
Loan loss provision as a percentage of average loans	1.19	0.40	0.30	0.31	0.56
Efficiency ratio	94.98	84.81	94.05	95.15	91.98

PER COMMON SHARE:
Net income (loss):
Basic	$(0.06)	$0.07	$0.02	$0.01	$0.04
Average number of common shares outstanding	13,923,010	13,935,086	13,945,889	13,954,044	13,939,610
Diluted	(0.06)	0.07	0.02	0.01	0.04
Average number of common shares outstanding	13,923,010	13,940,460	13,954,648	13,972,328	13,947,895

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(All quarterly and 2004 data unaudited)

2004

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$1,099,564	$1,178,406	$1,088,849	$1,009,888
Investment securities	504,980	581,553	488,617	401,019
Loans	503,404	500,522	506,551	521,416
Allowance for loan losses	11,379	10,932	9,827	9,893
Goodwill and core deposit intangibles	13,905	13,547	13,329	13,112
Mortgage servicing rights	1,493	1,642	1,395	-
Deposits	656,348	670,941	659,176	644,391
Stockholders’ equity	77,721	67,213	73,471	85,219
Trust assets – fair market value (B)	1,256,064	1,246,458	1,228,126	1,309,362
Non-performing assets	13,482	10,155	5,047	3,894
Asset leverage ratio	7.75%	7.71%	7.85%	9.20%
PER COMMON SHARE:
Book value (A)	$5.57	$4.81	$5.26	$4.32
Market value	6.10	5.55	5.00	5.17
Market price to book value	109.52%	115.50%	95.13%	119.62%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	415	412	409	406
Branch locations	23	23	23	23
Common shares outstanding	13,965,737	13,972,424	13,978,726	19,717,841

2003

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$1,190,360	$1,167,610	$1,160,915	$1,147,886
Investment securities	546,427	554,967	577,374	552,662
Loans	555,335	525,591	496,951	503,387
Allowance for loan losses	11,415	11,916	11,872	11,682
Goodwill and core deposit intangibles	15,337	14,979	14,621	14,263
Mortgage servicing rights	2,214	1,784	1,859	1,718
Deposits	669,103	661,932	648,844	654,597
Stockholders’ equity	77,864	78,884	75,188	74,270
Trust assets – fair market value (B)	1,091,391	1,146,695	1,107,022	1,145,660
Non-performing assets	11,687	10,163	11,227	11,411
Asset leverage ratio	7.23%	7.39%	7.48%	7.58%
PER COMMON SHARE:
Book value (A)	$5.59	$5.66	$5.39	$5.32
Market value	3.50	3.80	4.17	5.00
Market price to book value	62.61%	67.14%	77.37%	93.98%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	416	427	422	413
Branch locations	23	23	23	23
Common shares outstanding	13,929,324	13,940,999	13,949,383	13,957,599

    NOTES:

        (A) Other comprehensive income had a negative impact of $0.17 on book value per share at December 31, 2004.

        (B)  Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(All quarterly and 2004 data unaudited)

2004

					YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	4QTR	TO DATE
Interest and fees on loans	$7,686	$7,675	$7,345	$7,578	$30,284
Total investment portfolio	5,228	4,943	5,352	4,284	19,807
Total Interest Income	12,914	12,618	12,697	11,862	50,091

INTEREST EXPENSE
Deposits	2,543	2,529	2,628	2,636	10,336
All other funding sources	4,164	4,180	4,418	3,540	16,302
Total Interest Expense	6,707	6,709	7,046	6,176	26,638

NET INTEREST INCOME	6,207	5,909	5,651	5,686	23,453
Provision for loan losses	375	250	-	1,100	1,725
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,832	5,659	5,651	4,586	21,728

NON-INTEREST INCOME
Trust fees	1,267	1,347	1,377	1,372	5,363
Net realized gains (losses) on investment securities available for sale	937	111	228	(460)	816
Net realized gains on loans held for sale	40	115	108	88	351
Service charges on deposit accounts	730	716	692	668	2,806
Bank owned life insurance	275	276	279	278	1,108
Other income	690	796	1,385	697	3,568
Total Non-interest Income	3,939	3,361	4,069	2,643	14,012

NON-INTEREST EXPENSE
Salaries and employee benefits	4,710	4,605	4,706	4,992	19,013
Net occupancy expense	712	653	620	651	2,636
Equipment expense	648	630	611	689	2,578
Professional fees	796	827	1,091	983	3,697
FDIC deposit insurance expense	72	71	72	72	287
Amortization of core deposit intangibles	358	358	218	216	1,150
FHLB prepayment penalties	-	-	-	12,637	12,637
Other expenses	1,888	1,693	1,726	2,786	8,093
Total Non-interest Expense	9,184	8,837	9,044	23,026	50,091

INCOME (LOSS) BEFORE INCOME TAXES	587	183	676	(15,797)	(14,351)
Provision (benefit) for income taxes	127	(53)	(324)	(5,588)	(5,838)
INCOME (LOSS) FROM CONTINUING OPERATIONS	$460	$236	$1,000	($10,209)	(8,513)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	(234)	18	(258)	(732)	(1,206)
NET INCOME (LOSS)	$226	$254	$742	($10,941)	($9,719)

2003

					YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	4QTR	TO DATE
Interest and fees on loans	$9,079	$8,589	$8,040	$7,581	$33,289
Total investment portfolio	5,660	5,630	5,035	5,372	21,697
Total Interest Income	14,739	14,219	13,075	12,953	54,986

INTEREST EXPENSE
Deposits	3,140	2,965	2,765	2,633	11,503
All other funding sources	4,956	4,827	4,618	4,456	18,857
Total Interest Expense	8,096	7,792	7,383	7,089	30,360

NET INTEREST INCOME	6,643	6,427	5,692	5,864	24,626
Provision for loan losses	1,600	525	375	375	2,875
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,043	5,902	5,317	5,489	21,751

NON-INTEREST INCOME
Trust fees	1,253	1,253	1,254	1,233	4,993
Net realized gains on investment securities available for sale	1,278	1,420	402	687	3,787
Net realized gains on loans held for sale	173	221	165	73	632
Service charges on deposit accounts	767	800	812	801	3,180
Bank owned life insurance	298	307	305	304	1,214
Other income	757	920	879	633	3,189
Total Non-interest Income	4,526	4,921	3,817	3,731	16,995

NON-INTEREST EXPENSE
Salaries and employee benefits	4,517	4,482	4,520	4,478	17,997
Net occupancy expense	706	658	636	635	2,635
Equipment expense	745	684	629	636	2,694
Professional fees	887	1,037	943	913	3,780
FDIC deposit insurance expense	28	26	75	72	201
Amortization of core deposit intangibles	358	358	358	358	1,432
Other expenses	1,763	1,811	1,772	1,817	7,163
Total Non-interest Expense	9,004	9,056	8,933	8,909	35,902

INCOME BEFORE INCOME TAXES	565	1,767	201	311	2,844
Provision (benefit) for income taxes	183	493	(53)	(13)	610
INCOME FROM CONTINUING OPERATIONS	$382	$1,274	$254	$324	$2,234
LOSS FROM DISCONTINUED OPERATIONS	(1,177)	(359)	(5)	(144)	(1,685)
NET INCOME (LOSS)	$(795)	$915	$249	$180	$549

AMERISERV FINANCIAL, INC.

Nasdaq NMS: ASRV

Average Balance Sheet Data (In thousands)

(All quarterly and 2004 data unaudited)

    Note:  2003 data appears before 2004.

2003

2004

		TWELVE		TWELVE
	4QTR	MONTHS	4QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$484,296	$516,250	$490,468	$493,905
Deposits with banks	4,753	5,294	3,806	4,499
Federal funds sold	-	29	-	91
Total investment securities	573,608	542,189	562,415	552,867

Total interest earning assets	1,062,657	1,063,762	1,056,689	1,051,362

Non-interest earning assets:
Cash and due from banks	22,387	22,371	22,021	21,785
Premises and equipment	11,374	11,950	10,359	10,640
Other assets	60,997	66,005	62,160	66,173
Allowance for loan losses	(11,866)	(11,431)	(10,538)	(11,084)

Total assets	$1,145,549	$1,152,657	$1,140,691	$1,138,876

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$51,881	$51,872	$54,133	$53,079
Savings	103,390	103,450	104,840	105,565
Money market	119,787	123,845	121,990	120,374
Other time	278,618	282,838	288,747	280,706
Total interest bearing deposits	553,676	562,005	569,710	559,724
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short-term borrowings	126,600	105,780	125,286	129,557
Advanced from Federal Home Loan Bank	250,408	265,184	226,041	226,301
Guaranteed junior subordinated deferrable interest debentures *	34,500	34,500	35,567	35,567
Total interest bearing liabilities	965,184	967,469	956,604	951,149

Non-interest bearing liabilities:
Demand deposits	103,038	104,330	105,819	106,486
Other liabilities	5,634	6,461	8,248	8,633
Stockholders’ equity	71,693	74,397	70,020	72,608
Total liabilities and stockholders’ equity	$1,145,549	$1,152,657	$1,140,691	$1,138,876

* - In the first quarter 2004 The Company adopted FIN46R which resulted in the deconsolidation of the capital trust subsidiary.